SUPPLEMENTAL FINANCIAL INFORMATION	12 Months Ended
Jun. 30, 2013
Notes to Financial Statements [Abstract]
SUPPLEMENTAL FINANCIAL INFORMATION
NOTE 3
SUPPLEMENTAL FINANCIAL INFORMATION
The components of property, plant and equipment were as follows:

June 30	2013	2012
PROPERTY, PLANT AND EQUIPMENT
Buildings	$7,829	$7,324
Machinery and equipment	31,070	29,342
Land	878	880
Construction in progress	3,235	2,687
TOTAL PROPERTY, PLANT AND EQUIPMENT	43,012	40,233
Accumulated depreciation	(21,346)	(19,856)
PROPERTY, PLANT AND EQUIPMENT, NET	21,666	20,377

The June 30, 2012 construction in progress balance, which was included in machinery and equipment in fiscal 2012, is shown separately to conform with the fiscal 2013 presentation.
Selected components of current and noncurrent liabilities were as follows:

June 30	2013	2012
ACCRUED AND OTHER LIABILITIES - CURRENT
Marketing and promotion	$3,122	$2,880
Compensation expenses	1,665	1,660
Restructuring reserves	323	343
Taxes payable	817	414
Legal and environmental	374	264
Other	2,527	2,728
TOTAL	8,828	8,289

OTHER NONCURRENT LIABILITIES
Pension benefits	$6,027	$5,684
Other postretirement benefits	1,713	3,270
Uncertain tax positions	2,002	2,245
Other	837	891
TOTAL	10,579	12,090

RESTRUCTURING PROGRAM
The Company has historically incurred an ongoing annual level of restructuring-type activities to maintain a competitive cost structure, including manufacturing and workforce optimization. Before-tax costs incurred under the ongoing program have generally ranged from $250 to $500 annually. In February and November 2012, the Company made announcements regarding an incremental restructuring program as part of a productivity and cost savings plan to reduce costs in the areas of supply chain, research and development, marketing and overheads. The productivity and cost savings plan was designed to accelerate cost reductions by streamlining management decision making, manufacturing and other work processes in order to help fund the Company's growth strategy. The Company expects to incur in excess of $3.5 billion in before-tax restructuring costs over a five year period (from fiscal 2012 through fiscal 2016), including costs incurred as part of the ongoing and incremental restructuring program. The Company has incurred approximately 55% of the costs under this plan as of the end of fiscal 2013, with the remainder expected to be incurred in fiscal years 2014 through 2016.
The restructuring program is being executed across the Company's centralized organization as well as across virtually all of its Market Development Organizations (MDO) and Global Business Units (GBU). The restructuring program plans included an initial targeted net reduction in non-manufacturing overhead enrollment of approximately 5,700 by the end of fiscal 2013. Through fiscal 2013, the Company has reduced non-manufacturing enrollment by approximately 7,000, which is 1,300 positions above the initial target. In addition to the reduction of 5,700 employees, the restructuring program includes plans for a further non-manufacturing overhead personnel reduction of approximately 2% - 4% annually from fiscal 2014 through fiscal 2016, roughly doubling the size of the initial enrollment reduction target. This is being done via the elimination of duplicate work, simplification through the use of technology and the optimization of various functional and business organizations and the Company's global footprint. In addition, the plan includes integration of newly acquired companies and the optimization of the supply chain and other manufacturing processes.
Restructuring costs incurred consist primarily of costs to separate employees and asset-related costs to exit facilities. The Company is also incurring other types of costs as outlined below. The Company incurred total restructuring charges of approximately $956 million and $1.1 billion for the years ended June 30, 2013 and June 30, 2012, respectively. Approximately $600 and $746 of these charges were recorded in SG&A for the years ended June 30, 2013 and June 30, 2012, respectively. The remainder is included in cost of products sold. Since the inception of this restructuring program, the Company has incurred charges of approximately $2.0 billion. Approximately $1.1 billion of these charges were related to separations, $487 million were asset-related and $431 million were related to other restructuring-type costs. The following table presents restructuring activity for the years ended June 30, 2013 and 2012:

	Separations	Asset-Related Costs	Other	Total
RESERVE JUNE 30, 2011	$121	$—	$30	$151

Charges	495	378	179	1,052
Cash spent	(300)	—	(182)	(482)
Charges against assets	—	(378)	—	(378)
RESERVE JUNE 30, 2012	316	—	27	343

Charges	595	109	252	956
Cash spent	(615)	—	(252)	(867)
Charges against assets	—	(109)	—	(109)
RESERVE JUNE 30, 2013	296	—	27	323

Separation Costs
Employee separation charges for the years ended June 30, 2013 and June 30, 2012 relate to severance packages for approximately 3,450 and 3,300 employees, respectively. For the years ended June 30, 2013 and June 30, 2012, these severance packages include approximately 2,390 and 2,250 non-manufacturing employees, respectively. These separations are primarily in North America and Western Europe. The packages are predominantly voluntary and the amounts are calculated based on salary levels and past service periods. Severance costs related to voluntary separations are generally charged to earnings when the employee accepts the offer. Since its inception, the restructuring program has incurred separation charges related to approximately 6,750 employees, of which approximately 4,640 are non-manufacturing overhead personnel.
Asset-Related Costs
Asset-related costs consist of both asset write-downs and accelerated depreciation. Asset write-downs relate to the establishment of a new fair value basis for assets held-for-sale or disposal. These assets were written down to the lower of their current carrying basis or amounts expected to be realized upon disposal, less minor disposal costs. Charges for accelerated depreciation relate to long-lived assets that will be taken out of service prior to the end of their normal service period. These assets relate primarily to manufacturing consolidations and technology standardization. The asset-related charges will not have a significant impact on future depreciation charges.
Other Costs
Other restructuring-type charges are incurred as a direct result of the restructuring program. Such charges primarily include employee relocation related to separations and office consolidations, termination of contracts related to supply chain redesign and the cost to change internal systems and processes to support the underlying organizational changes.
Consistent with our historical policies for ongoing restructuring-type activities, the restructuring program charges are funded by and included within Corporate for both management and segment reporting. Accordingly, 100% of the charges under the program are included within the Corporate reportable segment. However, for informative purposes, the following table summarizes the total restructuring costs related to our reportable segments:

Years Ended June 30	2013	2012
Beauty	$132	$120
Grooming	50	20
Health Care	19	21
Fabric Care and Home Care	143	177
Baby, Feminine and Family Care	132	74
Corporate (1)	480	640
Total Company	956	1,052
(1) Corporate includes costs related to allocated overheads, including charges related to our MDO, Global Business Services and Corporate Functions activities.